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                      SUPPLEMENT ISSUED NOVEMBER 13, 1998
                                       TO
                   PORTFOLIO DIRECTOR PLUS SEPARATE ACCOUNT A

             PROSPECTUS FOR SERIES 1-12, 1.20-12.20 AND 1.40-12.40
                            DATED SEPTEMBER 22, 1998

The Fee Table in the Supplement to Prospectus and Statement of Additional Information dated November 4, 1998 is amended to include the following footnote:

(12) The Vanguard LifeStrategy Portfolios did not incur any expenses in fiscal year 1997. However, while the Portfolios are expected to operate without expenses, shareholders in the Portfolios bear indirectly the expenses of the underlying Vanguard Funds in which the Portfolios invest. The indirect expense ratio that each Portfolio incurred for the year ended December 31, 1997 was 0.29%.

     VA10855-B Ver. 11/98